UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2018

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crown Oak Centre

Longwood, Florida 32750

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Super G Loan Agreement

On February 27, 2018, Spectrum Global Solutions, Inc., a Nevada corporation (the “Company”), and its subsidiaries entered into a Business Loan and Security Agreement (the “Super G Loan Agreement”) with Super G Capital, LLC, a Delaware limited liability company (“Super G”), as lender and received a term loan from Super G in an amount equal to $1,150,000, a portion of the proceeds of which were used to fund the Acquisition (as defined below).

Borrowings under the Super G Loan Agreement are to be repaid in semi-monthly installments (including interest) of $43,125 for 36 months starting on March 16, 2018, for total payments of $1,552,500. The total interest charge is expected to total $402,500. The obligations of the Company under the Super G Loan Agreement are secured by a lien on substantially all of the assets of the Company and its subsidiaries, including accounts receivable, intellectual property, equipment and other personal property. The Super G Loan Agreement contains certain restrictions and covenants and requires the Company to comply with certain financial covenants, including maintaining unrestricted cash and minimum levels of revenue and adjusted EBITDA.

The Super G Loan Agreement contains customary events of default, including failure to pay any principal or interest when due, failure to perform or observe covenants, breaches of representations and warranties, certain cross defaults, certain bankruptcy related events, monetary judgments defaults and failure to own 100% of the Company’s subsidiaries. Upon the occurrence of an event of default, the outstanding obligations may be accelerated and become immediately due and payable.

Prestige Purchase and Sale Agreement

On February 27, 2018, a subsidiary of the Company, ADEX Corporation, a New York corporation (“ADEX”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Prestige Capital Corporation (“Prestige”) pursuant to which ADEX agreed to sell and assign and Prestige agreed to buy and accept, certain accounts receivable owing to ADEX (“Accounts”). Under the terms of the Purchase and Sale Agreement, upon the receipt and acceptance of each assignment of Accounts, Prestige will pay ADEX eighty percent (80%) of the face value of the assigned Accounts, up to a maximum total borrowings of $5,000,000 outstanding at any point in time. ADEX additionally granted Prestige a continuing security interest in and lien upon all accounts receivable, inventory, fixed assets, general intangibles and other assets.

Acquisition of Remainder of AW Solutions Business

On February 14, 2018, the Company entered into an agreement (the “Bill of Sale”) with InterCloud Systems, Inc., a Delaware corporation (“InterCloud”) providing for the sale, transfer, conveyance and delivery to the Company of the remaining 19.9% of the assets associated with InterCloud’s “AW Solutions” business not already purchased by the Company (collectively, the “Remaining Assets”), as previously disclosed in its Current Report on Form 8-K filed on April 25, 2017. As consideration for the Remaining Assets, the Company issued InterCloud a common stock purchase warrant (the “Warrant”) that entitles InterCloud to purchase a number of shares equal to four (4) percent of the number of shares of the Company’s common stock outstanding at the time of exercise at an exercise price of $0.006 per share. The Warrant has a three year term.

The foregoing summaries of the terms of the Super G Loan Agreement, the Purchase and Sale Agreement, the Bill of Sale and the Warrant do not purport to be complete and are qualified in their entirety by the agreements attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 27, 2018, the Company completed the acquisition of ADEX Corp., ADEX Puerto Rico, LLC and ADEXCOMM (the “Acquisition”). Pursuant to the terms of the Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of February 6, 2018, and previously disclosed by the Company in its Current Report on Form 8-K filed on February 12, 2018, the Company purchased from InterCloud all of the issued and outstanding capital stock and membership interests of ADEX Corp., ADEX Puerto Rico, LLC and ADEXCOMM (collectively, “ADEX”).

The aggregate consideration paid by the Company includes $3,000,000 in cash, of which $2,500,000 was paid at closing and $500,000 is to be retained by the Company for 90 days in order to satisfy any outstanding liabilities of ADEX incurred prior to the closing date, and the issuance to InterCloud of a convertible promissory note with a term of thirteen months in the aggregate principal amount of $2,000,000. The source of the funds for the consideration paid by the Company was Super G and Prestige.

The description of the Acquisition set forth above does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which was filed by the Registrant as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2018, and is incorporated by reference into this Item 2.01.

A copy of the press release issued by the Company on the closing date announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Business Loan and Security Agreement, dated as of February 27, 2018, by and among the Spectrum Global Solutions, Inc., its subsidiaries and Super G Capital, LLC.
10.2	Purchase and Sale Agreement, dated as of February 27, 2018, by and between ADEX Corporation and Prestige Capital Corporation.
10.3	Bill of Sale, dated as of February 14, 2018, by and between InterCloud Systems, Inc. and Spectrum Global Solutions, Inc.
10.4	Common Stock Purchase Warrant issued to InterCloud Systems, Inc.
99.1	Press Release, dated February 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2018

SPECTRUM GLOBAL SOLUTIONS, INC.

By:	/s/ Roger Ponder
Name:	Roger Ponder
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Business Loan and Security Agreement, dated as of February 27, 2018, by and among the Spectrum Global Solutions, Inc., its subsidiaries and Super G Capital, LLC.
10.2	Purchase and Sale Agreement, dated as of February 27, 2018, by and between ADEX Corporation and Prestige Capital Corporation.
10.3	Bill of Sale, dated as of February 14, 2018, by and between InterCloud Systems, Inc. and Spectrum Global Solutions, Inc.
10.4	Common Stock Purchase Warrant issued to InterCloud Systems, Inc.
99.1	Press Release, dated February 28, 2018.

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